Investor Presentation May 2014

2 This presentation contains “forward - looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 . For this purpose, any statements contained herein or which are otherwise made by or on behalf of the Company that are not statements of historical facts may be deemed forward - looking statements . Without limiting the generality of the foregoing, words such as “may,” “will,” “to,” “plan,” “expect,” “believe,” “anticipate,” “intend,” “could,” “should,” “would,” “estimate,” or “continue,” or the negative or other variations thereof or comparable terminology are intended to identify forward looking statements . Viewers are cautioned that all forward - looking statements involve risk and uncertainties which may cause results to differ materially from those set forth in the statements . Such risks and uncertainties include, but are not limited to the following : the success of research and development activities ; competitive developments ; the ability to obtain clinical trial insurance on reasonable terms, conditions and premiums ; the Company’s ability to acquire and protect patents and other intellectual property both domestically and internationally ; the absence of certainty regarding the requirement and receipt of required regulatory approval or the timing or terms of such approvals ; any changes in business, political and economic conditions ; business interruption due to hurricanes or other events outside of the Company’s control . Investors are cautioned not to place reliance on these forward - looking statements, which are valid only as of the date they were made . The Company undertakes no obligation to update or revise any forward - looking statements to reflect new information or the occurrence of unanticipated events or otherwise, except as expressly required by law . Safe Harbor

3 About GlassesOff™ A revolutionary , software solution for improving vision performance, by improving the image processing function in the visual brain. BUSINESS HIGHLIGHTS ▪ A unique, disruptive, and patent - protected platform with the potential to develop numerous application, in multi - billion dollar markets. ▪ Technology validated by decades of research in the field of neuroplasticity including a pre - marketing study conducted at UC Berkeley. ▪ Supported by key opinion leaders in a variety of vision related fields. ▪ 1 ST application, for improving near vision sharpness aiming to eliminate the need for reading glasses: ▪ Recently soft - launched for the iOS platform. ▪ Android version expected by end of Q 2 2014 ▪ Marketing scale - up planned during H 2 2014

About GlassesOff Cont. GlassesOff has developed a proprietary technology platform to improve near vision sharpness using perceptual learning; improvements are achieved without changing the optical characteristics of the eye. THE TWO DETERMINANTS OF VISION QUALITY THE QUALITY OF THE IMAGE CAPTURE BY THE EYES THE IMAGE PROCESSING ABILITIES OF THE BRAIN Current methods used to treat near vision loss focus on correcting the quality of images captured by the eyes – most often using glasses. GlassesOff uses visual stimulation tasks to improve the image processing function in the visual cortex, thereby compensating for the eyes’ function .

About GlassesOff Cont.

GlassesOff uses perceptual learning – repeated practice on a demanding visual task – to improve visual processing abilities of the brain.

BASIC IMPROVEMENT AND ONGOING PROGRAMS

1. **GlassesOff Pro Program**
   - Visual stimulation tasks to improve the image processing function in the visual cortex of the brain.
   - 10-15 min sessions, three times a week over a period of about three months.
2. **Ongoing Care**
   - One or two sessions per month as needed (once every few weeks) to maintain vision improvements.



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The GlassesOff platform is intuitive and easy to use, even for tech laymen.

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6 GlassesOff User Interface SCREENSHOTS – GETTING STARTED

7 GlassesOff User Interface Cont . SCREENSHOTS - READING EVALUATION

8 GlassesOff User Interface Cont . SCREENSHOTS - READING EVALUATION RESULTS

9 Go - to - Market Strategy GlassesOff launched its three phased campaign. Q 1 - Q 2 2014 iOs Soft Launch Android Launch USA Scale Up & International Expansion Expected Q 2 - Q 3 2014 Expected Q 3 - Q 4 2014 iOS SOFT LAUNCH (Target 10 K Reg ) 1 x Test system stability x Optimize messaging x Optimize marketing messaging and channels x Product Optimization x Test CRM Readiness SCALE UP 3 ▪ Scale marketing efforts ▪ PR ▪ Social ▪ Testimonials ▪ Celebrity Endorsements ▪ Scale Direct Response Advertising Campaigns ▪ Facebook ▪ PPC ▪ Pursue Strategic Partnerships ( 2015 / 6 ) ANDROID LAUNCH 2 x Complete coverage of both major platforms

GlassesOff iOS Soft Launch Optimization Current methods used to treat near vision loss focus on correcting the quality of images captured by the eyes – most often using glasses. iOS SOFT LAUNCH (JAN to MAR) 1 x Test System Stability x Optimize Messaging x Optimize Marketing x Product Optimization x CRM Readiness • Error rate dropped from 2.5 % to around 0.7% • D ecrease of 14 % in opened cases as % of installs • Average case age dropped from 3.5 days to 1.75 days • Average Cost Per Install well below the $ 2 target (F) • Registration rate from facebook increase from 19 % to 41%

11 iOS Soft - Launch Matrix REG. 7 , 639 1 ST 7 , 515 Pro 239 98% 3.2 % REG. 50 , 336 1 ST 49 , 539 Pro 2 , 911 98% 5.9 % REG. 9 , 903 1 ST 9 , 467 Pro 478 96% 5.0 % Freemium business model, allowing users to experience the product before purchasing. BUSINESS HIGHLIGHTS Fit Prevention No Fit * As of the end of April

12 Users’ Testimonials I was able to read the smallest print without any problem and to the surprise of my optometrist. I have to say it is thanks to your glasses off app. Currently Glassesoff looks like a miracle. I always thought that my vision will only get worse during the coming years, and never imagine that I'll see and read much better! I started the training skeptical, but I certainly cant deny the results... This app did improve my vision. I no longer use my reading glass. Thanks a lot I love this app!! I have definitely noticed an improvement in my eyesight since using it. I am delighted with your app and am well on my way to reaching my target. Can you tell me is there another app once I have completed my training to maintain the improved vision? Jackie # 53 Galia # 35 Mar Otman # 76 Sam # 57 Mhairiweb .. # 79 NO - FIT Prevention Need Glasses

13 Recognitions ▪ GlassesOff was named a finalist in the Everyday Health Awards for Innovation at the 2014 International CES. ▪ GlassesOff was given the “Awesome Award” by FoxNews.com in their 2014 Alternative CES Awards. ▪ GlassesOff was named one of the top Emerging Breakthroughs in Science and Technology for 2013 by Reader’s Digest.

14 GlassesOff New Design Initial Design - iOS New Planned Design - Android

15 Q 1 Financial Highlights Mar 31 , 2014 (Unaudited) Cash and cash equivalents 645 Trade receivables 28 Other Expenses 122 Total Current Assets 795 Long Term Assets : Total Long Term Assets 210 Total Assets 1 , 005 Liabilities and Equity : Total Current Liabilities 866 Stock Capital 53 Additional Paid - in Capital 13 , 632 Current Assets: (631) Deferred compensation ( 12 , 915 ) Accumulated (deficit ) 139 Total Shareholders Equity 1 , 005 Total Liabilities and Equity BALANCE SHEET – Q 1 ($ 000 ) Dec 31 , 2013 1 , 526 - 160 1 , 686 150 1 , 836 669 53 13 , 321 (790) ( 11 , 447 ) 1 , 137 1 , 836

16 Q 1 Financial Highlights Cont. Mar 31 , 2014 (Unaudited) Mar 31 , 2013 (Unaudited) Total Revenues 28 - Research & Development (795) (273) General & Admin Total Operating Expenses ( 1 , 491 ) (433) Financial (expenses) (5) (6) Net (loss) ( 1 , 468 ) (439) • Revenues: Starting to see conversions from free to paying users. During our soft launch GlassesOff Pro was offered at a discounted price of $ 10 , while targeting a relatively small audience. P&L – Q 1 ($ 000 ) Sales & Marketing (310) - (688) (160)

17 Private Placement • Closed on May 15 a private placement of common stock led by an affiliate of Cowen Group (Nasdaq: COWN ) • $ 1.25 per share, 4 million shares • $ 5 million gross proceeds * GlassesOff’s Chairman and Vice Chairman participated in the offering on the same terms as all other investors

18 Promising Product Pipeline Multiple studies and publications based on GlassesOff technology demonstrate the potential benefits for the general population, and most importantly the transfer to other visual functions. Visual Function Pipeline • 5.6 million of baseball players aged 6 - 18 in the U.S. desiring to improve batting average Target Market • 55 million elementary and secondary school students in the U.S., with parents wishing their kids would read faster and obtain a competitive edge • Sports App (2015) • Driving (2016) • Reading Speed & Quality (2015) Reaction Time Crowding Processing Speed

GlassesOff Inc. E : info@glassesoff.com T:  -  -